Exhibit 4.1

[LEGEND] NUMBER	[LEGEND] SHARES
TIPTREE INC.
INCORPORATED UNDER THE LAWS OF MARYLAND

SEE REVERSE FOR
IMPORTANT NOTICE AND OTHER INFORMATION

CUSIP

THIS CERTIFIES THAT ___________________________________________________________ is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF
TIPTREE INC.
(the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation’s Charter and Bylaws, and amendments thereto.
CERTIFICATE OF STOCK
This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.
Dated:

TIPTREE INC.

CHIEF EXECUTIVE OFFICER

SECRETARY

COUNTERSIGNED AND REGISTERED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED SIGNATURE

IMPORTANT NOTICE
THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 2-211(B) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION HAS AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (I) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (II) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE CHARTER OF THE CORPORATION, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.
THE CHARTER OF THE CORPORATION PROVIDES THAT THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO LIMITATIONS ON VOTING FOR THE PURPOSE, AMONG OTHERS, OF SATISFYING THE REQUIREMENTS OF APPLICABLE STATE INSURANCE REGULATORS. THE CORPORATION WILL FURNISH A FULL STATEMENT ABOUT THESE LIMITATIONS ON VOTING TO EACH STOCKHOLDER ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH INFORMATION MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT	— Custodian
TEN ENT	— as tenants by the entireties		(Cust) (Minor)

JT TEN	— as joint tenants with right		under Uniform Gifts to Minors
	of survivorship and not as tenants in common		Act (State)
Additional abbreviations may also be used though not in the above list.
For Value Received,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of Common Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.